                                                                    EXHIBIT 99.5

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:  M4 ENVIRONMENTAL MANAGEMENT, INC.                 CASE NO.: 97-21388-CJK
        DEBTOR                                            JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                               3/31/98
                                                                  --------------



COMES NOW, M4 ENVIRONMENTAL MANAGEMENT, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 3/1/98 and ending 3/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                 X       Monthly Reporting Questionnaire (Attachment 1)
           --------------

                 X       Comparative Balance Sheets (Forms OPR-1 and OPR-2)
           --------------

                 X       Summary of Accounts Receivable (Form OPR-3)
           --------------

                 X       Schedule of Post-Petition Liabilities (Form OPR-4)
           --------------

                 X       Income Statement (Form OPR-5)
           --------------

                 X       Statement of Sources and Uses of Cash (Form OPR-6)
           --------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:    4/29/98            DEBTOR-IN-POSSESSION
       -------------
                            By:
                                            /s/ F. Gordon Bitter
                                            ------------------------------------
                            Name & Title:   F. Gordon Bitter, Vice President
                                            M4 Environmental Management, Inc.
                                            421 Currant Road
                                            Fall River, MA  02720
                                            Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACUSETTS


IN RE:  M4 ENVIRONMENTAL MANAGEMENT, INC.                 CASE NO.: 97-21388-CJK
        DEBTOR                                            JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11



            NOTE TO THE MONTHLY OPERATING REPORT:


            Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                         MONTH ENDED:    3/31/98
                                                                     -----------


                                                  FILING     MONTH     MONTH      MONTH     MONTH      MONTH     MONTH      MONTH
                                                   DATE      ENDED     ENDED      ENDED     ENDED      ENDED     ENDED      ENDED
                                                 12/3/97   12/31/97   1/31/98    2/28/98   3/31/98
                                              -------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
          Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
          Stock & interests in:
          M4   Environmental, LP (1% ownership,    Unknown    Unknown    Unknown   Unknown  Unknown
               Unknown 99% owned by MMT Federal
               Holdings, Inc.)



                                              -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   0         0          0         0          0         0          0          0
                                              -------------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                              -------------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                      0         0          0         0          0         0          0          0
                                              -------------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
          10% OF "TOTAL ASSETS")
          Intangible Assets                                                                                0
          Less:  Accumulated Amortization

                                              -------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                     0         0          0         0          0         0          0          0
                                              -------------------------------------------------------------------------------------

TOTAL ASSETS                                           0         0          0         0          0         0          0          0
                                              =====================================================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                         MONTH ENDED:    3/31/98
                                                                     -----------


                                             FILING     MONTH       MONTH      MONTH      MONTH      MONTH       MONTH      MONTH
                                              DATE      ENDED       ENDED      ENDED      ENDED      ENDED       ENDED      ENDED
                                            12/3/97    12/31/97    1/31/98    2/28/98    3/31/98
                                           ----------------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations
         due to cash transfers in Post
         Petition Operations
Unsecured Debt-Obligations incurred in
         Post Petition Operations
         (See Form OPR-4)

                                           ----------------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                 0          0           0          0          0          0           0          0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                           ----------------------------------------------------------------------------------------

TOTAL LIABILITIES                               0          0           0          0          0          0           0          0
                                           ----------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                  Nil        Nil         Nil        Nil        Nil
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
         Through Filing Date
         Post Filing Date

                                           ----------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)            0          0           0          0          0          0           0          0
                                           ----------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      0          0           0          0          0          0           0          0
                                           ========================================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                     MONTH ENDED:      3/31/98
                                                                 --------------


                                                                        0-30         31-60        61-90         OVER
                                                          TOTAL         DAYS          DAYS         DAYS        90 DAYS
                                                     -------------------------------------------------------------------
DATE OF FILING:  12/3/97                                        0
                 Allowance for doubtful accounts                0
                                                     ===================================================================
                                                                0             0            0            0             0
                                                     ===================================================================

MONTH:           12/31/97
                 Allowance for doubtful accounts                0
                                                     ===================================================================
                                                                0             0            0            0             0
                                                     ===================================================================

MONTH:           1/31/98                                        0
                 Allowance for doubtful accounts                0
                                                     ===================================================================
                                                                0             0            0            0             0
                                                     ===================================================================

MONTH:           2/28/98                                        0
                 Allowance for doubtful accounts                0
                                                     ===================================================================
                                                                0             0            0            0             0
                                                     ===================================================================

MONTH:           3/31/98                                        0
                 Allowance for doubtful accounts                0
                                                     ===================================================================
                                                                0             0            0            0             0
                                                     ===================================================================

MONTH:                                                          0
                 Allowance for doubtful accounts                0
                                                     ===================================================================
                                                                0             0            0            0             0
                                                     ===================================================================

MONTH:
                 Allowance for doubtful accounts
                                                     ===================================================================
                                                                0             0            0            0             0
                                                     ===================================================================

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4


CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                     MONTH ENDED:      3/31/98
                                                                 --------------

                                                   DATE         DATE        TOTAL       0-30       31-60       61-90       OVER
                                                 INCURRED        DUE         DUE        DAYS       DAYS        DAYS       90 DAYS
                                                ------------------------------------------------------------------------------------
TAXES PAYABLE

          Federal Income Taxes                                                  NONE
          FICA-Employer's Share                                                 NONE
          FICA-Employee's Share                                                 NONE
          Unemployment Tax                                                      NONE
          State Sales & Use Tax                                                 NONE
          State __________ Tax                                                  NONE
          Personal Property Tax                                                 NONE

                                                                         -----------------------------------------------------------
TOTAL TAXES PAYABLE                                                                0          0           0           0           0
-------------------                                                      -----------------------------------------------------------

POST PETITION SECURED DEBT
--------------------------
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                         -----------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                   0          0           0           0           0
--------------------------------                                         -----------------------------------------------------------


POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:
          Trade Accounts Payable (see attached
            schedules)
          Payroll withholdings
          Accrued Payroll
          Accrued expenses

                                                                         -----------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                               0          0           0           0           0
                                                                         -----------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                0          0           0           0           0
                                                                         ===========================================================

                                INCOME STATEMENT                      FORM OPR-5

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                     MONTH ENDED:      3/31/98
                                                                 --------------


                                         PRE      POST    MONTH    MONTH    MONTH     MONTH    MONTH    MONTH     MONTH
                                       PETITION PETITION  ENDED    ENDED    ENDED     ENDED    ENDED    ENDED     ENDED
                                       12/3/97  12/31/97 1/31/98  2/28/98  3/31/98
                                       -----------------------------------------------------------------------------------
NET REVENUE (INCOME)
                                       -----------------------------------------------------------------------------------
COST OF GOODS SOLD
        Salaries & wages
        Less: Salaries & wages
         capitalized in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary
         wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                       -----------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                      0        0        0        0        0         0        0        0         0
                                       -----------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES      0        0        0        0        0         0        0        0         0
                                       -----------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                       -----------------------------------------------------------------------------------

NET INCOME (LOSS)                        NONE     NONE     NONE     NONE     NONE           0        0        0         0
                                       ===================================================================================

                                                                     FORM OPR-6

                    STATEMENT OF SOURCES AND USES OF CASH

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                     MONTH ENDED:      3/31/98
                                                                 --------------


                                                                         TOTAL     TOTAL      TOTAL     TOTAL
                                                      PRE      POST      MONTH     MONTH      MONTH     MONTH     MONTH     MONTH
                                                   PETITION   PETITION   ENDED     ENDED      ENDED     ENDED     ENDED     ENDED
                                                   12/1-12/2 12/3-12/31 12/31/97  1/31/98    2/28/98   3/31/98
                                                  ----------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                              NONE      NONE       NONE      NONE      NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                                0         0          0         0         0
         Decrease (Increase)-Accounts Receivable                    0         0          0         0         0
         Decrease (Increase)-Inventories                            0         0          0         0         0
         Decrease (Increase)-Prepaid Expenses                       0         0          0         0         0
         Decrease (Increase)-Other Assets                           0         0          0         0         0
         Increase (Decrease)-Pre Petition
         Liabilities                                                0         0          0         0         0
         Increase (Decrease)-Post Petition                          0         0          0         0         0
         Liabilities                                                0         0          0         0         0
                                                  ----------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES          0         0         0          0         0         0         0          0
                                                  ----------------------------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures                                       0         0          0         0         0
         Sale of Net Fixed Assets
                                                  ----------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES          0         0         0          0         0         0         0          0
                                                  ----------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall                      0         0          0         0         0
         Increase (Decrease)-Shareholder
         Valuations                                                 0         0          0         0         0
         Purchase of Treasury Stock-Preferred
         Shares

                                                  ----------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES          0         0         0          0         0         0         0          0
                                                  ----------------------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH
EQUIVALENTS                                               0         0         0          0         0         0         0          0

Cash and Cash Equivalents at Beginning of Period                    0         0          0         0         0         0          0
                                                  ----------------------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                0         0         0          0         0         0         0          0
                                                  ==================================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER:  97-21388-CJK

                                                          MONTH ENDED:   3/31/98
                                                                      ----------

                                                                          PAGE 1


1.   PAYROLL
           State the amount of all executive wages paid and taxes withheld and paid.

          NAME AND TITLE OF                              DATE         WAGES PAID          TAXES WITHHELD
          EXECUTIVE                                      PAID       GROSS       NET       DUE        PAID
          ---------------------                       --------------------------------------------------------
          THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
          THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH
          HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

          F. Gordon Bitter, CEO & CFO, Director
          Ethan E. Jacks, VP, General Counsel, Secretary
          Elliot J. Mark, Assistant Secretary
          Charles W. Shaver, President & COO, Director
          Willis Wang, Assistant Secretary

                                                                 ---------------------------------------------

          TOTAL EXECUTIVE PAYROLL                                          0         0          0           0
                                                                 =============================================





2.  INSURANCE
          Is Workers' Compensation and other insurance in effect?               N/A
                                                                             ----------
          Are payments current?
                                                                             ----------
          If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.


                                                                                                     DATE
                                                       COVERAGE    POLICY    EXPIRATION PREMIUM    COVERAGE
TYPE                  CARRIER NAME                      AMOUNT     NUMBER      DATE      AMOUNT    PAID THRU
--------------------------------------------------------------------------------------------------------------


                      SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER:  97-21388-CJK

                                                          MONTH ENDED:   3/31/98
                                                                      ----------

                                                                          PAGE 2


3.  BANK ACCOUNTS

                                                                      TOTAL
                                                                   ------------
BANK NAME

ACCOUNT NUMBER


BEGINNING BOOK BALANCE                                                       0

PLUS:     Deposits-Collections of A/R
          Other Receipts
          Loan Advances

LESS:     Disbursements
          Payroll
          Returned Checks
          Loan Repayments

OTHER:    Adjustments
          Transfers In (Out)

                                                                   ------------

ENDING BOOK BALANCE                                                          0
                                                                   ============



4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

          Payments To/On                                Amount      Date      Check #
          ---------------------                       ---------------------------------
          PROFESSIONALS (ATTORNEYS,
          ACCOUNTANTS, ETC.):



                                                         NONE




                                                      ===========
                                                               0
                                                      ===========

          PRE-PETITION DEBTS


                                                         NONE



                                                      ===========
          TOTAL PAYMENTS OF PRE-PETITION DEBTS                 0
                                                      ===========